UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2026

REED’S, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-32501	35-2177773
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Merritt 7 PH Norwalk, Connecticut	06851
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 997-3337

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)*	Name of each exchange on which registered
Common stock, $0.0001 par value per share	REED	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2026, Reed’s, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Reed’s, Inc. 2026 Equity Incentive Plan (the “2026 Plan”), which was adopted by the Company’s Board of Directors, subject to stockholder approval, on March 31, 2026. The 2026 Plan became effective immediately upon stockholder approval at the Annual Meeting.

The material features of the 2026 Plan are described in the Company’s definitive proxy statement, filed with the U.S. Securities and Exchange Commission on April 29, 2026 (the “Proxy Statement”), which description is incorporated by reference herein. Additionally, the full text of the 2026 Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. The description of the 2026 Plan in the Proxy Statement and the foregoing disclosure under Item 5.02(e) of this Current Report on Form 8-K are qualified in their entirety by reference to the full text of the 2026 Plan.

Item 5.07 Submission of Matters to a Vote of Holders.

The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast for and against each matter, and if applicable, the number of abstentions and broker non-votes with respect to each matter. A more complete description of each matter is contained in the Proxy Statement.

1.	Election of Directors

Name	For	Withhold	Broker Non-Votes
Shufen Deng	7,069,234	5,595	1,035,603
Neal M. Cohane	7,069,872	4,957	1,035,603
Michael C. Tu	7,069,534	5,295	1,035,603
Sam Van	7,069,370	5,459	1,035,603
Rudolf J. M. Bakker	7,069,373	5,456	1,035,603

Each of Shufen Deng, Neal M. Cohane, Michael C. Tu, Sam Van, and Rudolf J. M. Bakker were elected as directors to hold office until the Company’s 2027 annual meeting of stockholders and until their successors have been duly elected and qualified or such director’s earlier death, resignation or removal.

2.	Ratification of Selection of Independent Registered Public Accounting Firm

For	Against	Abstentions
8,099,074	10,794	564

The Company’s stockholders ratified the appointment of Weinberg & Company P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

3.	Approval of the 2026 Equity Incentive Plan

For	Against	Abstentions	Broker Non-Votes
6,896,454	178,156	219	1,035,603

The Company’s stockholders approved the 2026 Plan.

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4.	Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers

For	Against	Abstentions	Broker Non-Votes
7,068,913	5,756	160	1,035,603

The Company’s stockholders passed the advisory vote on the compensation of the Company’s named executive officers.

5.	Non-Binding Advisory Vote on the Frequency of Stockholder Advisory Votes on the Compensation of the Company’s Named Executive Officers

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
176,660	4,300	6,893,600	269	1,035,603

The Company’s stockholders voted three years for the frequency of stockholder advisory votes on the compensation of the Company’s named executive officers. Consistent with these results, the Company’s Board of Directors determined that future stockholder advisory votes on named executive officer compensation will be held every three years until the next required advisory vote on the frequency of stockholder advisory votes on the compensation of the Company’s named executive officers.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1+	Reed’s, Inc. 2026 Equity Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+	Indicates management contract or compensatory plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Reed’s, Inc.

Date: June 11, 2026	By:	/s/ Douglas W. McCurdy
Douglas W. McCurdy
Chief Financial Officer

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